                                                                 EXHIBIT 10.38

                        FALCON CABLE COMMUNICATIONS, LLC

                         CONSENT UNDER CREDIT AGREEMENT

     Notwithstanding Section 7.9.7(b)(A) of the Credit Agreement dated as of June 30, 1998, as now in effect (the "CREDIT AGREEMENT"), among Falcon Cable Communications, LLC (the "COMPANY"), certain of its Subsidiaries, BankBoston, N.A. and a group of Lenders for which it is acting as documentation agent (the "DOCUMENTATION AGENT"), the Documentation Agent consents that:

1. Falcon Community Ventures I Limited Partnership ("COMMUNITY VENTURES"), a Subsidiary of the Company, may consummate the acquisition contemplated by the Asset Purchase Agreement made effective as of September 9, 1998 by and between Jones Cable Income Fund 1-B/C Venture, Jones Intercable, Inc. and Community Ventures, pursuant to the terms thereof, for a purchase price not to exceed $10,000,000 (prior to the application of all purchase price adjustments provided for therein).

2. Falcon Cablevision ("CABLEVISION") and Falcon Telecable ("TELECABLE"), Subsidiaries of the Company, may consummate the acquisition contemplated by the Asset Purchase Agreement dated as of November 6, 1998 by and among Cablevision, Telecable and Enstar Income/Growth Program Six-B, L.P., pursuant to the terms thereof, for a purchase price not to exceed $10,473,200 (prior to the application of all purchase price adjustments provided for therein).

3. The aggregate purchase price paid in the acquisitions described above shall not be counted toward the aggregate limit set forth in Section 7.9.7(b)(A) for the fiscal year of the Company ending December 31, 1999; PROVIDED, HOWEVER, that such acquisitions shall be subject to each other provision of
     Section 7.9.7 and shall be treated for all purposes of the Credit Agreement as acquisitions made pursuant to Section 7.9.7.

This consent is based on the representation by the Company that, after giving effect to this consent and the acquisitions described above, no Default will exist. This consent is a Credit Document and shall not be construed as a waiver of any right or remedy on any future occasion. Terms defined in the Credit Agreement are used herein with the meanings so defined.


Dated:  July 19, 1999               BANKBOSTON, N.A., as Documentation Agent


                                             By  /s/ MATTHEW E. MURPHY
                                                ----------------------
                                                 Title:  Director


The foregoing is hereby consented and agreed to:

                       TORONTO DOMINION (TEXAS) INC.



                       By  /s/ JEFFERY R. LENTS
                          ---------------------
                          Title: Vice President

                       Toronto Dominion (Texas) Inc.
                       909 Fannin Street, 17th Floor
                       Houston, TX 77010
                       Telecopy: (713) 951-9921

                       NATIONSBANK, N.A.



                       By
                          ---------------------
                          Title:

                       Bank of America National Trust &
                         Savings Association
                       Communications Finance
                       Unit 9048
                       555 California Street, 41st Floor
                       San Francisco, CA 94104
                       Attn: Doug Meckelnburg
                       Telecopy: (415) 622-0632

     with a copy to:   NationsBank, N.A.
                       901 Main Street, 64th Floor
                       Dallas, TX 75202
                       Attn: Tom Carter
                       Telecopy: (214) 209-9390

                       THE CHASE MANHATTAN BANK



                       By
                          ---------------------
                          Title:

                       The Chase Manhattan Bank
                       270 Park Avenue, 37th Floor
                       New York, NY 10017
                       Telecopy: (212) 270-4584

                       BANK OF AMERICA, N.A. (f/k/a
                       BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION)



                       By /s/ JENNIFER ZYDNEY
                          ---------------------
                          Title: Managing Director

                       Bank of America, N.A.
                          Communications Finance Division
                       901 Main St., 64th Floor
                       Dallas, TX 75202
                       Attn: Jennifer Zydney
                             Rich Peck
                       Telecopy: (214) 209-9390

                       ABN AMRO BANK N.V.

                       By /s/ THOMAS M. TOERPE
                          ---------------------
                          Title: Vice President


                       By /s/ SANG W. LEE
                          ---------------------
                          Title: Assistant Vice President

                       ABN AMRO Bank N.V.
                       135 South LaSalle, Suite 640
                       Chicago, ILL 60603

                       AG CAPITAL FUNDING PARTNERS, L.P.

                       By Angelo, Gordon & Co., as Investment Advisor


                       By
                          ---------------------
                          Title:

                       AG Capital Funding Partners, L.P.
                       c/o Angelo, Gordon & Co.
                       245 Park Avenue, 26th Floor
                       New York, NY 10167
                       Telecopy: (212) 867-1388

                       ALLSTATE LIFE INSURANCE COMPANY


                       By
                          ---------------------
                          Title:

                       By
                          ---------------------
                          Title:

                       Its Authorized Signatories

                       Allstate Life Insurance Company
                       3075 Sanders Road, Suite G5A
                       Northbrook, IL 60062
                       Telecopy: (847) 402-9882

                       BANQUE NATIONALE DE PARIS


                       By /s/ CLIVE BETTLES
                          ---------------------
                          Title: Senior Vice President


                       By /s/ JANICE HO
                          ---------------------
                          Title: Vice President

                       Banque Nationale de Paris
                       725 South Figueroa, Suite 2090
                       Los Angeles, CA 90017
                       Telecopy: (213) 488-9602

                       BARCLAYS BANK PLC


                       By /s/ DANIEL IACOVONE
                          ---------------------
                          Title: Associate Director

                       Barclays Bank PLC
                       388 Market Street, Suite 1700
                       San Francisco, CA 94111
                       Telecopy: (415) 765-4760

                       B.D.C. FINANCE L.L.C.



                       By
                          ---------------------
                          Title:

                       Black Diamond Capital Management
                       One Conway Park
                       100 Field Drive, Suite 100
                       Lake Forest, IL 60045
                       Attn: D.M. Brown, CFO
                       Telecopy: (847) 615-9064

                       CIBC INC.


                       By /s/ LAURA HORN
                          ---------------------
                          Title: Executive Director

                       CIBC Inc.
                       425 Lexington Avenue
                       New York, NY 10017
                       Telecopy: (212) 856-3558

                       CITIZENS BANK OF RHODE ISLAND


                       By
                          ---------------------
                          Title:

                       Citizens Bank of Rhode Island
                       One Citizens Plaza, 4th Floor
                       Providence, RI 02903
                       Telecopy: (401) 455-5404

                       CITY NATIONAL BANK


                       By
                          ---------------------
                          Title: Vice President

                       City National Bank
                       400 N. Roxbury Drive, 3rd Floor
                       Beverly Hills, CA 90210
                       Telecopy: (310) 888-6152

                       COOPERATIVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH



                       By /s/ MICHIEL V.M. VAN DER VOORT
                          ---------------------
                          Title: Vice President


                       By /s/ IAN REECE
                          ---------------------
                          Title: Senior Credit Officer


                       Rabobank Nederland
                       Media & Telecommunications
                       300 South Wacker Drive, Suite 3500
                       Chicago, IL 60606
                       Telecopy: (312) 786-0052

                       GOLDMAN SACHS CREDIT PARTNERS LP


                       By /s/ STEPHEN J. MCGUINNESS
                          ---------------------
                          Title: Authorized Signatory


                       Goldman Sachs Credit Partners LP
                       85 Broad Street
                       New York, NY 10022
                       Attn: Susan Lancaster
                       Telecopy: (212) 357-8068

                       CREDIT LOCAL DE FRANCE


                       By /s/ ROBERT N. SLOAN
                          ---------------------
                          Title: Vice President


                       By /s/ JAMES R. MILLER
                          ---------------------
                          Title: General Manager

                       Credit Local de France
                       450 Park Avenue, 3rd Floor
                       New York, NY 10022
                       Telecopy: (212) 753-5522

                       CREDIT LYONNAIS NEW YORK BRANCH


                       By /s/ MARK D. THORSHEIM
                          ---------------------
                          Title: Vice President

                       Credit Lyonnais New York Branch
                       1301 Avenue of the Americas
                       New York, NY 10019
                       Telecopy: (212) 261-3288

                       CYPRESSTREE INVESTMENT FUND LLC


                       By
                          ---------------------
                          Title:

                       Cypresstree Investment Fund LLC
                       125 High Street
                       Boston, MA 02110
                       Telecopy: (617) 946-5880

                       DEEP ROCK AND COMPANY

                       By: Eaton Vance Management, as Investment Advisor



                       By /s/ PAYSON F. SWAFFIELD
                          ---------------------
                          Title: Vice President

                       Eaton Vance Management
                       Attn: Prime Rate Reserves
                       24 Federal Street, 6th Floor
                       Boston, MA 02110
                       Telecopy: (617) 695-9594

                       DRESDNER BANK AG, NEW YORK AND
                       GRAND CAYMAN BRANCHES


                       By
                          ---------------------
                          Title:

                       Dresdner Bank AG, New York and Grand
                       Cayman Branches
                       75 Wall Street
                       New York, NY 10005
                       Telecopy: (212) 429-2374

                       EATON VANCE SENIOR INCOME TRUST

                       By: Eaton Vance Management, as Investment Advisor


                       By /s/ PAYSON F. SWAFFIELD
                          ---------------------
                          Title: Vice President


                       Eaton Vance Management
                       Attn: Prime Rate Reserves
                       24 Federal Street, 6th Floor
                       Boston, MA 02110
                       Telecopy: (617) 695-9594

                       FIRST DOMINION FUNDING I


                       By
                          ---------------------
                          Title:

                       Texas Commerce Bank, N.A.
                       600 Travis, 8th Floor
                       Houston, TX 77002
                       Attn: Crystal Williams
                       Telecopy: (713) 216-8299

     with a copy to:   First Dominion Funding I
                       1330 Avenue of the Americas, 10th Floor
                       New York, NY 10019
                       Attn: Shashi Srikantan
                       Telecopy: (212) 603-8505

                       FLEET NATIONAL BANK


                       By
                          ---------------------
                          Title:

                       Fleet National Bank
                       Media & Communications Group
                       1185 Avenue of the Americas, 16th Floor
                       New York, NY 10036
                       Telecopy: (212) 819-6202

                       THE FUJI BANK, LIMITED, LOS ANGELES AGENCY



                       By
                          ---------------------
                          Title:

                       The Fuji Bank, Limited, Los Angeles Agency
                       333 South Hope Street, 39th Floor
                       Los Angeles, CA 90071
                       Telecopy: (213) 253-4178

                       HARCH CAPITAL MANAGEMENT


                       By
                          ---------------------
                          Title:

                       Harch Capital Management
                       One Park Place
                       621 NW 53rd Street, Suite 620
                       Boca Raton, FL 33487
                       Telecopy: (561) 995-4955

                       INDOSUEZ CAPITAL FUNDING IV, L.P.

                       By: Indosuez Capital Luxembourg, as Collateral Manager


                       By
                          ---------------------
                          Title:

                       Indosuez Capital
                       1211 Avenue of the Americas, 7th Floor
                       New York, NY 10036-8701
                       Attn: Francoise Berthelot
                       Telecopy: (212) 278-2254

                       THE INDUSTRIAL BANK OF JAPAN, LIMITED LOS ANGELES AGENCY



                       By /s/KAZUTOSHI KUWAHARA
                          ---------------------
                          Title: General Manager

                       The Industrial Bank of Japan, Limited Los Angeles Agency 350 Grand South Avenue, Suite 1500
                       Los Angeles, CA 90071
                       Telecopy: (213) 488-9840

                       KZH PONDVIEW LLC



                       By /s/PETER CHIN
                          ---------------------
                          Title: Authorized Agent

                       KZH III LLC
                       c/o The Chase Manhattan Bank
                       450 West 33rd Street, 15th Floor
                       New York, NY 10001
                       Attention: Virginia Conway
                       Telecopy: (212) 946-7776

                       KZH CYPRESSTREE-1 LLC



                       By /s/PETER CHIN
                          ---------------------
                          Title: Authorized Agent

                       KZH CypressTree-1 LLC
                       c/o The Chase Manhattan Bank
                       450 West 33rd Street, 15th Floor
                       New York, NY 10001
                       Attention: Virginia Conway
                       Telecopy: (212) 946-7776

                       KZH SOLEIL-2 LLC



                       By /s/PETER CHIN
                          ---------------------
                          Title: Authorized Agent


                       KZH Soleil-2 LLC
                       c/o The Chase Manhattan Bank
                       450 West 33rd Street
                       New York, NY 10001
                       Attention: Virginia Conway
                       Telecopy: (212) 946-7776

                       THE LONG TERM CREDIT BANK OF JAPAN LIMITED, LOS ANGELES AGENCY



                       By
                          ---------------------
                          Title:

                       The Long Term Credit Bank of Japan Limited, Los Angeles
                         Agency
                       350 South Grand Avenue, Suite 3000
                       Los Angeles, CA 90071
                       Telecopy: (213) 622-6908

                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                       By /s/ WALTER T. DWYER
                          ---------------------
                          Title: Managing Director

                       Massachusetts Mutual Life Insurance Company
                       1295 State Street, First Floor
                       Springfield, MA 01111
                       Telecopy: (413) 744-6127

                       MASSMUTUAL HIGH YIELD PARTNERS II, LLC


                       By /s/ WALTER T. DWYER
                          ---------------------
                          Title: Managing Director

                       MassMutual High Yield Partners II, LLC
                       c/o Massachusetts Mutual Life
                       1295 Spring Street, First Floor
                       Springfield, MA 01111
                       Telecopy: (413) 744-6127

                       MELLON BANK, N.A., AS TRUSTEE FOR THE GENERAL MOTORS CASH MANAGEMENT MASTER TRUST

                       By Mellon Bank, N.A., solely in its capacity as Trustee for the General Motors Cash Management Master Trust (as directed by Shenkman Capital Management, Inc.) and not in its individual capacity, as Assignee

                       By
                          ---------------------
                          Title:

                       Mellon Bank, N.A., as Trustee for General Motors Cash
                         Management Master Trust
                       c/o Mellon Trust Investment Manager Relations
                       One Mellon Bank Center, Mail Stop #151-3346
                       Pittsburgh, PA 15258-0001
                       Attn: Laurie Adams

     with a copy to:   Shenkman Capital Management
                       461 Fifth Avenue
                       New York, NY 10017
                       Attn: Niall Rosenzweig
                       Telecopy: (212) 867-9106

                       MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                       By: Merrill Lynch Asset Management, L.P., as Investment
                           Advisor


                       By
                          ---------------------
                          Title:

                       Merrill Lynch Debt Strategies Portfolio
                       c/o Merrill Lynch Asset Management, L.P.
                       800 Scudders Mill Road, Area 1B
                       Plainsboro, NJ 08536
                       Telecopy: (609) 282-3542

                       MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

                       By: Merrill Lynch Asset Management, L.P.


                       By
                          ---------------------
                          Title:

                       Merrill Lynch Global Investment Series:
                       Income Strategies Portfolio
                       c/o Merrill Lynch Asset Management, L.P.
                       800 Scudders Mill Road, Area 1B
                       Plainsboro, NJ 08536
                       Telecopy: (609) 282-3542

                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                       By
                          ---------------------
                          Title:

                       Morgan Guaranty Trust Company of New York
                       60 Wall Street
                       New York, New York 10260
                       Telecopy: (212) 648-5197

                       MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                       By
                          ---------------------
                          Title: Vice President

                       Prime Income Trust
                       c/o Dean Witter InterCapital, Inc.
                       Two World Trade Center, 72nd Floor
                       New York, NY 10048
                       Telecopy: (212) 392-5345

                       NATEXIS



                       By /s/EVAN B. KRAUS
                          ---------------------
                          Title: Assistant Vice President

                       By /s/CYNTHIA E. BACHS
                          ---------------------
                          Title: VP Group Manager


                       Natexis
                       645 Fifth Avenue
                       New York, NY 10022
                       Telecopy: (212) 872-5045

                       OAK HILL SECURITIES FUND, L.P.

                       By: Oak Hill Securities GenPar, L.P., its General Partner

                       By: Oak Hill Securities MPG, Inc., its General Partner

                       By
                          ---------------------
                          Title:

                       Oak Hill Securities Fund, L.P.
                       Park Avenue Tower
                       65 East 55th Street, 32nd Floor
                       New York, NY 10022
                       Telecopy: (212) 593-3596

                       OSPREY INVESTMENTS PORTFOLIO

                       By: Citibank, N.A., as Manager



                       By
                          ---------------------
                          Title:

                       Osprey Investments Portfolio
                       599 Lexington Avenue
                       26th Floor, Zone 10
                       New York, NY 10043
                       Telecopy: (212) 793-1871

                       PARIBAS


                       By /s/ DARLYNN ERNST KITCHNER
                          --------------------------
                          Title: Vice President


                       By /s/ THOMAS G. BRANDT
                          ---------------------
                          Title: Director

                       Paribas
                       2029 Century Park East, Suite 3900
                       Los Angeles, CA 90067
                       Telecopy: (310) 556-3762

                       PROTECTIVE


                       By
                          ---------------------
                          Title:

                       Protective
                       1150 Two Galleria Tower
                       12455 Noel Road, LB#45
                       Dallas, TX 76240
                       Telecopy: (972) 233-4343

                       SENIOR DEBT PORTFOLIO

                       By: Boston Management and Research, as Investment Advisor


                       By
                          ---------------------
                          Title:

                       Senior Debt Portfolio
                       c/o Boston Management and Research
                       24 Federal Street, 6th Floor
                       Boston, MA 02110

                       STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE FOR GENERAL MOTORS WELFARE BENEFITS TRUST


                       By
                          ---------------------
                          Title:

                       State Street Bank and Trust Company
                       Global Investment Manager Services Division
                       One Enterprise Drive W6C
                       North Quincy, MA 02171
                       Attn: Adam Antonik

     with a copy to:   Shenkman Capital Management
                       461 Fifth Avenue
                       New York, NY 10017
                       Attn: Niall Rosenzweig
                       Telecopy: (212) 867-9106

                       SUMMIT BANK



                       By
                          ---------------------
                          Title:

                       Summit Bank
                       512 Township Line Road, Suite 280
                       Blue Bell, PA 19422
                       Telecopy: (215) 619-4820

                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                       By
                          ---------------------
                          Title:

                       Suntrust Bank, Central Florida, N.A.
                       200 South Orange Ave.
                       MC 1109
                       Orlando, FL 32801
                       Telecopy: (407) 237-5126

                       TRANSAMERICA



                       By
                          ---------------------
                          Title:

                       Transamerica
                       1100 South Olive Street, Suite 2700
                       Los Angeles, CA 90015
                       Telecopy: (213) 742-4160

                       THE TRAVELERS INSURANCE COMPANY



                       By /s/ JORDAN M. STITZER
                          ---------------------
                          Title: Vice President Company

                       The Travelers Insurance Company
                       One Tower Square
                       Hartford, CT 06183-2030
                       Telecopy: (860) 954-3730

                       UNION BANK OF CALIFORNIA



                       By /s/ MICHAEL K. MCSHANE
                          ---------------------
                          Title: Senior Vice President

                       Union Bank of California
                       445 South Figueroa Street
                       Los Angeles, CA 90071
                       Telecopy: (213) 236-5747

                       VAN KAMPEN PRIME RATE INCOME TRUST



                       By /s/ LISA M. MINCHESKI
                          ---------------------
                          Title: Vice President

                       Van Kampen Prime Rate Income Trust
                       One Parkview Plaza, 6th Floor
                       Oakbrook Terrace, IL 60181
                       Telecopy: (630) 684-6740

                       VAN KAMPEN SENIOR INCOME TRUST



                       By /s/ LISA M. MINCHESKI
                          ---------------------
                          Title: Vice President


                       Van Kampen Senior Income Trust
                       One Parkview Plaza, 6th Floor
                       Oakbrook Terrace, IL 60181
                       Telecopy: (630) 684-6740

                       VAN KAMPEN CLO II, LIMITED

                       By: Van Kampen Management, Inc.,
                           as Collateral Manager


                       By /s/ LISA M. MINCHESKI
                          ---------------------
                          Title: Vice President

                       Van Kampen CLO II, Limited
                       One Parkview Plaza, 6th Floor
                       Oakbrook Terrace, IL 60181
                       Telecopy: (630) 684-6740